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                                                                  EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 6, 1997 included in Kaynar Technologies Inc.'s Form S-1 Registration Statement for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                       /s/ ARTHUR ANDERSEN LLP
                                           ARTHUR ANDERSEN LLP



Orange County, California
January 28, 1998